SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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AdvisorOne Funds

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AdvisorOne Funds

17605 Wright Street

Omaha, NE 68130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [ ], 2020

Dear Shareholders:

The Board of Trustees of the AdvisorOne Funds, an open-end management investment company organized as a Delaware business trust, has called a special meeting of the shareholders of CLS Global Diversified Equity Fund, CLS Growth and Income Fund, CLS Flexible Income Fund, CLS Global Aggressive Equity Fund, CLS Shelter Fund, and Milestone Treasury Obligations Fund (each a “Fund” and together the “Funds”), to be held at the offices of Thompson Hine LLP, located at 41 South High Street, Suite 1700, Columbus, Ohio 43215, at [ ] a.m., Eastern Time, on [ ], [ ], 2020, for the following purposes:

1.	To approve a new advisory agreement between the Trust, on behalf of each Fund and CLS Investments, LLC . (Shareholders of each Fund, voting separately, must approve this proposal with respect to that Fund.) No changes are proposed with respect to any Fund’s investment strategy, risks, investment objective, or advisory fees.

2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on [ ], 2020 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. The Notice of Special Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [ ], 2020.

The enclosed materials explain the proposals to be voted on at the special meeting in more detail. No matter how large or small your Fund holdings, your vote is extremely important. We appreciate your participation and prompt response in this matter. If you should have any questions regarding the proposal, or to quickly vote your shares, please call Okapi Partners LLC, your Fund’s proxy solicitor, toll-free at (855) 208-8903. Thank you for your continued investment in the Funds.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [ ], 2020. A copy of the Notice of Special Meeting, the Proxy Statement (including the proposed new advisory agreement) and Proxy Voting Ballot are available at www.okapivote.com/CLS.

By Order of the Board of Trustees

____________________________

Michael Forker, Secretary

[ ], 2020

YOUR VOTE IS IMPORTANT

To assure your representation at the special meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You may also vote either by telephone or online by following the instructions on the enclosed proxy card. Whether or not you plan to attend the special meeting, please vote your shares; if you attend the special meeting, you may revoke your proxy and vote your shares at the special meeting.

The Funds are sensitive to the health and travel concerns the Funds’ shareholders may have and the protocols that federal, state and local governments may impose. Due to the difficulties arising from the coronavirus known as COVID-19, the date, time, location or means of conducting the special meeting may change. In the event of such a change, the Funds will announce alternative arrangements for the special meeting as promptly as practicable, which may include holding the special meeting by means of remote communication, among other steps, but the Funds may not deliver additional soliciting materials to shareholders or otherwise amend the Fund’s proxy materials. The Funds plan to announce these changes, if any, at [ ] and encourages you to check this website prior to the special meeting if you plan to attend.

IMPORTANT INFORMATION TO HELP YOU

UNDERSTAND THE PROPOSAL

You should carefully read the entire text of the Proxy Statement. We have provided you with a brief overview of the Proxy Statement using the questions and answers below.

QUESTIONS AND ANSWERS

Q.       Why did I get this package of materials?

A.       You own shares of one or more of the following listed Funds, (each a “Fund”, together the “Funds”), each a series of the AdvisorOne Funds (the “Trust”):

•	CLS Global Diversified Equity Fund
•	CLS Growth and Income Fund
•	CLS Flexible Income Fund
•	CLS Global Aggressive Equity Fund
•	CLS Shelter Fund
•	Milestone Treasury Obligations Fund

The Funds are conducting a special meeting of shareholders to be held at the offices of Thompson Hine LLP, located at 41 South High Street, Suite 1700, Columbus, Ohio 43215, at [ ] a.m., Eastern Time, on [ ], [ ], 2020.

Q:        What am I being asked to vote on, and why?

A:         You are being asked to approve a new advisory agreement with CLS Investments, LLC (“CLS”). CLS is the current investment adviser to the Funds and a wholly owned subsidiary of Orion Advisor Solutions, LLC (“Orion”). Pursuant to a Unit Purchase Agreement dated June 26, 2020, GT Polaris, Inc. will acquire a majority ownership interest in Orion, and indirectly a majority interest in CLS (the “Transaction”). The Transaction will result in a change in control of Orion and CLS. Upon completion of the Transaction, Orion’s businesses, including CLS, will be integrated with the businesses of Brinker Capital Holdings, Inc. and its affiliates, and CLS will be renamed Brinker Capital Investments, LLC. A transaction that results in a change of control of an investment adviser results in the automatic termination of the advisory agreement by the agreement’s terms as required by the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act requires that advisory agreements, such as the new advisory agreement described above, be approved by a vote of a majority of the outstanding shares of each Fund. Therefore, shareholders are being asked to approve the proposed new advisory agreement.

Q.        How does the Board of Trustees recommend that I vote with respect to the new advisory agreement?

A.         The Board of Trustees unanimously recommends that the shareholders of each Fund vote to approve the new advisory agreement. The various factors the Board of Trustees considered in making this determination are described in the Proxy Statement.

Q:        How will the Transaction affect shareholders of the Funds?

A:         The Transaction is not expected to materially impact the shareholders of the Funds, as no changes are proposed with respect to any Fund’s investment strategy, risks, investment objective, or advisory fees.

Q:        How does the new advisory agreement differ from the current advisory agreement?

A:         The terms of the new advisory agreement are identical in all material respects, including with respect to advisory fees, to those of the current advisory agreement, except that the date of its execution, effectiveness, and termination are changed.

Q:        Who is eligible to vote?

A:         Shareholders of record at the close of business on [ ], 2020 are entitled to vote at the special meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. For the approval of the new advisory agreement, the presence at the special meeting of holders of a majority of the outstanding shares of each Fund entitled to vote at the special meeting (via attendance or by proxy) constitutes a quorum for that Fund.

Q:        What will happen if there are not enough votes to have the Meeting or the new advisory agreement is not approved?

A:         If we have not received sufficient votes to have a quorum at the special meeting or have not received enough votes to approve the new advisory agreement for one of more Fund, we may adjourn the special meeting to a later date so we can continue to seek more votes.

Q:        Who will pay for the proxy solicitation?

A:      GT Polaris, Inc., and its control persons will pay for the proxy solicitation, legal and other costs associated with the solicitation of the proposals. The Funds will not bear any of these costs.

Q:        Whom should I call for additional information about the Proxy Statement?

A:         If you have any questions regarding the Proxy Statement or completing and returning your proxy card, you can call Okapi Partners LLC toll-free at (855) 208-8903.

AdvisorOne Funds

with its principal offices at

17605 Wright Street

Omaha, NE 68130

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held [ ], 2020

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the AdvisorOne Funds (the “Trust”) on behalf of CLS Global Diversified Equity Fund, CLS Growth and Income Fund, CLS Flexible Income Fund, CLS Global Aggressive Equity Fund, CLS Shelter Fund, and Milestone Treasury Obligations Fund (each a “Fund”, together the “Funds”), for use at a Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of Thompson Hine LLP, located at 41 South High Street, Suite 1700, Columbus, Ohio 43215, at [ ] a.m., Eastern Time, on [ ], [ ], 2020. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [ ], 2020.

The Meeting has been called by the Board for the following purposes:

	Proposal	Funds Voting
1.	To approve a new advisory agreement between the Trust, on behalf of each Fund and CLS Investments, LLC. No changes are proposed with respect to any Fund’s investment strategy, risks, investment objective, or advisory fees.	All Funds (Shareholders of each Fund voting separately)
2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on [ ], 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Funds’ most recent annual and semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Funds, c/o Gemini Fund Services, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, by calling 1-866-811-0225, or by visiting www.AdvisorOneFunds.com.

PROPOSAL

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN

THE TRUST AND CLS INVESTMENTS LLC

Background

The primary purpose of this proposal is to enable CLS Investments, LLC (“CLS”) to continue to serve as the investment adviser to the Funds. To do so, the Trustees are requesting that shareholders approve a new investment advisory agreement between the Trust and CLS, on behalf of the Funds (the “New Advisory Agreement”).

Orion Advisor Solutions, LLC (“Orion”) owns 100% of CLS and is deemed to control CLS. An investment entity managed and controlled by TA Associates Management, L.P. (“TA”) is deemed to control Orion through its ownership of majority of Orion’s voting interests. Pursuant to a Unit Purchase Agreement dated June 26, 2020, TA and other owners of Orion will sell their interests in Orion and CLS to GT Polaris, Inc. (“GT Polaris”), a newly formed entity, indirectly controlled by funds affiliated with TA and Genstar Capital Partners LLC (“Genstar”)(the “Transaction”). Following the Transaction, CLS will be a wholly owned direct subsidiary of GT Polaris and will be indirectly owned by TA and Genstar. Consummation of the Transaction is conditioned upon the contemporaneous acquisition of Brinker Capital Holdings, Inc., and certain of its affiliates (collectively, “Brinker”) by GT Polaris. Following consummation of the Transaction, Orion’s businesses, including CLS, will be integrated with the businesses of Brinker and CLS will be renamed Brinker Capital Investments, LLC. Brinker personnel will join the new combined Brinker Capital Investments LLC entity alongside CLS personnel. CLS believes the Transaction will not result in any interruption in, or decrease in the quality of, the services provided by CLS, nor will it result in any changes to any Fund’s investment objectives, principal strategies or risks.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in a change of more than 25% of the voting interests of an investment adviser constitutes a “change in control” of the adviser. The 1940 Act further states that a change in control of an investment adviser causes the adviser’s advisory agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. CLS, pursuant to an investment advisory agreement (the “Current Advisory Agreement”) has served as investment adviser to each Fund since its inception, except for Milestone Treasury Obligations Fund, for which it has served as investment adviser since January 2012. The Transaction is presumed to constitute a “change in control” of CLS for purposes of the 1940 Act and will cause the “assignment” and automatic termination of the Current Advisory Agreement. The 1940 Act requires that advisory agreements, such as the New Advisory Agreement, be approved by a vote of a majority of the outstanding shares of the applicable Fund. Therefore, shareholders are being asked to approve the proposed New Advisory Agreement.

At a meeting held on July 16, 2020 (the “Board Meeting”), the Trustees approved (i) an interim advisory agreement between the Trust, on behalf of the Funds, and CLS (the “Interim Advisory Agreement”) as permitted by Rule 15a-4 under the 1940 Act to take effect upon the completion of the Transaction if that occurs before the Meeting, and (ii) the New Advisory Agreement, to take effect upon the later of shareholder approval or the completion of the Transaction. The Interim Advisory Agreement allows CLS to continue managing the Funds for the period after the Transaction until shareholder approval of the New Advisory Agreement is obtained. If shareholder approval for the New Advisory Agreement is not obtained at the Meeting, the Interim Advisory Agreement will be effective for 150 days from the date of its execution or until the New Advisory Agreement is approved by shareholders at a subsequent meeting, whichever occurs first. The terms of the Interim Advisory Agreement and New Advisory Agreement are identical in all material respects to those of the Current Advisory Agreement, except for the date of execution, effectiveness, and termination. Additionally, the fees to be charged under the Interim Advisory Agreement and New Advisory Agreement are identical to the fees charged under the Current Advisory Agreement; however, any fees accrued under the Interim Advisory Agreement will be held in escrow until shareholder approval of the New Advisory Agreement is obtained.

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Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides that when a change of control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith only if two conditions are satisfied. First, an “unfair burden” must not be imposed upon the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two-year period after the change of control whereby the investment adviser (or predecessor or successor advisor), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated as a result of the Transaction.

The second condition is that, during the three-year period immediately following consummation of the Transaction, at least 75% of the Board must not be “interested persons” of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act. The Board currently meets this requirement and will continue to meet it for the period required.

The Advisory Agreement

The Board, including a majority of the Trustees who are not interested persons of the Trust or CLS (“Independent Trustees”), originally approved the Current Advisory Agreement, dated April 30, 2015, as restated on July 20, 2017, subject to shareholder approval, on January 15, 2015. The Trust held a special meeting of the shareholders on April 2, 2015, at which the shareholders of the Funds approved the Current Advisory Agreement. The Current Advisory Agreement was submitted to shareholders for approval due to a change of control of CLS. The Board most recently renewed the Current Advisory Agreement at a meeting held on April 16, 2020.

For the fiscal year ended April 30, 2020, CLS earned the following amount of advisory fees under the Current Advisory Agreement:

Fund	Advisory Fee Earned	Amount of (Waiver) or Recapture	Total Advisory Fees Earned
CLS Global Diversified Equity Fund	$ 3,148,648	-	$ 3,148,648
CLS Growth and Income Fund	$ 2,967,253	$ 157,156	$3,124,409
CLS Flexible Income Fund	$ 841,697	-	$ 841,697
CLS Global Aggressive Equity Fund	$ 1,108,812	-	$ 1,108,812
CLS Shelter Fund	$ 1,619,654	-	$ 1,619,654
Milestone Treasury Obligations Fund	$ 307,714	$ (71,370)	$236,344
Total:			$10,079,564

Under the terms of the Current Advisory Agreement, Interim Advisory Agreement and New Advisory Agreement, CLS is entitled to receive an annual fee equal to the following percentage of the average daily net assets of each Fund:

Fund:	Annual Fee:
CLS Global Diversified Equity Fund	0.75%
CLS Growth and Income Fund	0.75%
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CLS Flexible Income Fund	0.40%
CLS Global Aggressive Equity Fund	0.75%
CLS Shelter Fund	0.75%
Milestone Treasury Obligations Fund	0.10%

For such compensation, CLS, at its expense, continuously furnishes an investment program for each Fund, makes investment decisions on behalf of each Fund, and places all orders for the purchase and sale of portfolio securities, subject to the applicable Fund’s investment objectives, policies, and restrictions and such policies as the Trustees may determine.

In connection with the Current Advisory Agreement, CLS has contractually agreed to reduce its fees and/or absorb expenses of each Fund, until at least August 31, 2021 to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of expenses relating to dividends on short sales, interest expense, indirect fees and expenses of underlying funds, and extraordinary or non-recurring expenses) do not exceed a certain percentage of average daily net assets of the applicable Fund. The limitations in place under the Expense Limitation Agreement are as follows:

Fund:	Class N	Class T	Institutional Class	Investor Class
CLS Global Diversified Equity Fund	1.25%	1.10%	n/a	n/a
CLS Growth and Income Fund	1.25%	1.10%	n/a	n/a
CLS Flexible Income Fund	0.90%	0.75%	n/a	n/a
CLS Global Aggressive Equity Fund	1.25%	1.10%	n/a	n/a
CLS Shelter Fund	1.25%	1.10%	n/a	n/a
Milestone Treasury Obligations Fund	n/a	n/a	0.20%	0.45%

Fees waived or expenses reimbursed may be recouped by CLS from a Fund for a period up to three years from the date the fee or expense was waived or reimbursed. However, no recoupment payment will be made by a Fund if it would result in the Fund exceeding the lesser of (i) the expense limitation at the time of waiver/reimbursement or (ii) the current expense limitation.

CLS, with respect to the Milestone Treasury Obligations Fund, has voluntarily agreed to waive additional fees in order to maintain a positive yield. CLS intends to continue this voluntary additional waiver after the Transaction. This voluntary waiver may be terminated at any time.

Subject to shareholder approval, the Trust will enter into the New Advisory Agreement with CLS. If the New Advisory Agreement with CLS is not approved by shareholders of one or more of the Funds, the Board and CLS will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

The New Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of each Fund, provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The New Advisory Agreement automatically terminates on assignment and is terminable upon 60 days’ notice by either party.

The New Advisory Agreement, like the Current Advisory Agreement and Interim Advisory Agreement, provides that CLS shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

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The New Advisory Agreement is attached as Exhibit A and is similar in all material respects to the Current Advisory Agreement, except for the date of its execution, effectiveness, and expiration. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

In connection with approval by the Board of the Interim Advisory Agreement and New Advisory Agreement, CLS and the Trust agreed to enter into a new fee waiver and expense limitation agreement under identical terms as the fee waiver and expense limitation agreement currently in effect.

Information Concerning CLS

CLS is a Nebraska limited liability company located at 17605 Wright Street, Omaha, Nebraska 68130. The names and principal occupations of the principal executive officers, directors and general partners of CLS as of the date of this Proxy Statement are set forth below. The address of each is c/o CLS Investments LLC, 17605 Wright Street, Omaha, Nebraska 68130.

Name and Address:	Principal Occupation:
Mark D. Applegarth	Treasurer, Chief Financial Officer
Ryan B. Beach	President, Chief Operating Officer
Kylee M. Beach	General Counsel, Secretary
Marc Pfeffer	Chief Investment Officer
Michael W. Forker	Chief Compliance Officer
Julie A. Lane	Elected Manager
Kelly L. Waltrich	Elected Manager

CLS is a wholly owned subsidiary of Orion, located at 17605 Wright Street, Omaha, Nebraska 68130.

Evaluation by the Board of Trustees

In considering the Interim Advisory Agreement and the New Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below. They also interviewed representatives of CLS and Brinker to confirm their understanding of the Transaction. In their deliberations considering the New Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively, and each Trustee may have attributed different weights to the various factors. The Board, in their deliberations referred to the investment adviser as “CLS” acknowledging that upon completion of the Transaction, the entity will be named Brinker Capital Investments, LLC.

Nature, Extent and Quality of Services. The Trustees discussed the credentials and experience of CLS personnel, noting that several members of the portfolio management team had advanced credentials including Chartered Financial Analyst, Chartered Market Technician, Certified Investment Management Analyst and Chartered Alternative Investment Analyst. The Trustees reviewed materials provided by Brinker that described the personnel, history, and capabilities of Brinker, and discussed how those resource could complement those of CLS. The Trustees expressed confidence in the current portfolio management team, citing the collaborative and open portfolio management process resulting in quality portfolio selection, analysis, and compliance monitoring. They observed that the resources of Brinker would be additive to those of CLS. The Trustees considered CLS’s investment management strategies including the Risk Budgeting methodology and the technical and fundamental factors used to manage the non-risk budgeted funds. The Trustees considered the financial stability and organizational resources that were available to CLS through its ownership structure and the additional talent and experience that would be gained by the merger of CLS and Brinker. The Trustees agreed that the nature and quality of services provided by CLS had been satisfactory, and that after the Transaction, CLS would continue to have adequate investment, compliance and financial resources to successfully manage the Funds.

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Performance. The Board reviewed information on the investment performance of each Fund versus its respective benchmark and peer group year to date through June 30, 2020. In connection with its most recent approval of the continuation of the Current Advisory Agreement in April 2020, the Board was provided with reports regarding each Fund’s performance over various time periods. The Trustees determined it was appropriate to rely on their review and deliberations of CLS’s performance at prior meetings, as supplemented in the current materials. In doing so, and in conjunction with CLS’s representation that the Funds’ strategies were not expected to change following the Transaction, the Trustees determined that the performance of each Fund was reasonable.

Costs of Advisory Services, Profitability and Economies of Scale. With respect to the cost of advisory services, the Board considered that the investment advisory fee payable to CLS under the New Agreement was the same as the investment advisory fee payable to CLS under the Current Advisory Agreement and the expense caps under the expense limitation agreements would not change after the Transaction. With respect to profitability of CLS and economies of scale, the Board considered CLS’s profitability and economies of scale from its management of the Funds when it most recently approved the continuation of the Current Advisory Agreement. The Board recognized that CLS’s overall profitability and economies of scale may change as a result of the Transaction, but that CLS had represented to the Board that its profitability with respect to the Funds was unlikely to change, and CLS did not expect to realize any additional economies of scale as a result of the Transaction. After discussion, it was the consensus of the Board that the fees paid by each Fund, and the profits realized by CLS, were not unreasonable and that it would not request any changes to the management fee structure at this time.

Conclusion. Having requested and received such information from CLS as the Board believed to be reasonably necessary to evaluate the terms of the New Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the New Advisory Agreement, (a) the terms of the New Advisory Agreement are reasonable; (b) the Transaction would not result in the imposition of an unfair burden on any of the Funds or their respective shareholders; and (c) the New Advisory Agreement was in the best interests of each Fund and its shareholders. They concluded that the Transaction was not expected to have any negative impact on shareholders and could benefit shareholders if CLS is strengthened as a result of the Transaction. Accordingly, the Board concluded to approve the New Advisory Agreement and recommend the New Advisory Agreement to shareholders for approval.

The Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders of each Fund vote “FOR” approval of the New Advisory Agreement.

OTHER INFORMATION

Operation of the Funds

The Funds are each a diversified series of the AdvisorOne Funds, an open-end investment management company organized as a Delaware business trust and formed by an Agreement and Declaration of Trust on December 20, 1996. The Trust’s principal executive offices are located at 17605 Wright Street, Omaha, NE 68130. The Board supervises the business activities of the Funds. Like other mutual funds, the Funds retain various organizations to perform specialized services. The Funds currently retain CLS as their investment adviser. Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite,100 Elkhorn, Nebraska 68022, serves as principal underwriter and distributor to each of the Funds. Gemini Fund Services, LLC, with principal offices located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, provides each of the Funds with transfer agent, accounting, and administrative services. Northern Lights Compliance Services, LLC, located at 221 North 203rd Street, Suite,100 Elkhorn, Nebraska 68022, provides compliance services to each of the Funds.

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Voting Securities

As of the Record Date, the following shares of beneficial interest of the Funds were issued and outstanding:

AdvisorOne Funds	Shares
CLS Global Diversified Equity Fund
CLS Growth and Income Fund
CLS Flexible Income Fund
CLS Global Aggressive Equity Fund
CLS Shelter Fund
Milestone Treasury Obligations Fund
Total

All shareholders of record of each Fund on the Record Date are entitled to vote at the Meeting on the Proposal. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. For the Proposal, the presence at the Meeting of holders of a majority of the outstanding shares of each Fund entitled to vote at the Meeting (via attendance or by proxy) constitutes a quorum for that Fund.

Security Ownership of Certain Beneficial Owners

As of [ ], 2020, the following shareholders were beneficial owners of 5% or more of the outstanding shares of the Funds:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Shareholders owning more than 25% of the shares of a Fund are considered to "control" that Fund, as that term is defined under the 1940 Act.

Security Ownership of Management

As of [ ], 2020 the Trustees and officers, as a group, beneficially owned less than 1% of the outstanding shares of the Funds.

Voting and Proxy Procedures

The Board solicits proxies so that each shareholder can vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The individuals named as proxies will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received on time and is properly executed. The individuals named as proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of the Proxy Statement. The Board is not aware of any other matters to come before the Meeting. You may revoke your

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proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the Secretary of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

Approval of the Proposal requires the affirmative vote of “majority of the outstanding voting securities” of a Fund at the Meeting. The 1940 Act defines “majority of the outstanding voting securities” to mean the vote (i) of 67% or more of the voting securities (i.e., shares) present at the Meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of a Fund, whichever is less. This means that Proposal I may be approved by less than a majority of the outstanding shares of a Fund, provided a quorum is present at the Meeting.

Abstentions and “broker non-votes” (i.e. shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum and as votes against a proposal. In addition, under the rules of the New York Stock Exchange (“NYSE”), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting). The NYSE considers the Proposal to be voted upon at the Meeting to be a non-routine matter that affects substantially a shareholder’s rights or privileges. Consequently, brokers holding shares of a Fund on behalf of clients may not vote absent instructions from the beneficial owners of the shares, and absent instructions, these shares will be treated as broker non-votes.

Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.

If (a) a quorum is not present at the Meeting, or (b) a quorum is present but sufficient votes in favor of a proposal have not been obtained, then the Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present, to permit further solicitation of proxies. The persons named as proxies may also adjourn the Meeting for any other reason in their discretion. Any adjourned meeting may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice unless a new record date of the adjourned meeting is fixed. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. In determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, in determining that an adjournment and additional solicitation is reasonable and in the interests of shareholders. At any adjourned meeting, a Fund may transact any business which might have been transacted at the original meeting.

Shareholder Proposals

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement

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under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Michael Forker, Secretary, AdvisorOne Funds, 17605 Wright Street, Omaha, NE 68130.

Cost of Solicitation

The Board is making this solicitation of proxies. The Trust has engaged Okapi Partners LLC, a proxy solicitation firm, to assist in the solicitation. The proxy solicitor will mail the Proxy Statement, Notice of Special Meeting and all materials relating to the Meeting to the Funds’ shareholders, and will solicit and tabulate votes of each Fund’s shareholders. The estimated fees anticipated to be paid to Okapi Partners LLC are approximately $125,000 and those costs will be borne by GT Polaris and its control persons, including TA and its affiliates and Genstar and its affiliates (collectively “GT and affiliates”). The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by GT and affiliates. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of each Fund of whom they have knowledge, and GT and affiliates will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and CLS may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-866-811-0225, or write the Trust at 17605 Wright Street, Omaha, NE 68130.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on [__________], 2020

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders are available at www.okapivote.com/CLS.

BY ORDER OF THE BOARD OF TRUSTEES

Michael Forker, Secretary

Dated: [ ], 2020

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL 1-866-811-0225.

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[INSERT FUND NAME]

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints [ ] each an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of AdvisorOne Funds (the "Trust") to be held at the offices of Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215 on [ ] at [ ], Eastern time, and at any and all adjournments or postponement(s) thereof all shares of beneficial interest of the Funds, on the proposals set forth below and any other matters properly brought before the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED "FOR" PROPOSAL 1. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

____

Signature(s) (Title(s), if applicable)

____

____

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. **By Phone:** Call Okapi Partners toll-free at: **855-208-8903** to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 9:00 PM (EST) and Saturday 12:00 PM to 5:00 PM (EST).

OR

2. **By Internet:** Refer to your proxy card for the control number and go to: **www.OkapiVote.com/CLS2020** and follow the simple on-screen instructions.

OR

3. **By Mail:** Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on [ ], 2020.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE "FOR" PROPOSAL 1

	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement between the Trust, on behalf of the above-mentioned Fund and CLS Investments, LLC.	☐	☐	☐

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: HTTP://WWW.OKAPIVOTE.COM/CLS

EXHIBIT A

INVESTMENT ADVISORY AGREEMENT

Between

ADVISORONE FUNDS

and

BRINKER CAPITAL INVESTMENTS, LLC

AGREEMENT, made as of ____________, 2020, between AdvisorOne Funds, a Delaware business trust (the “Trust”), and Brinker Capital Investments, LLC, a Nebraska limited liability company (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a “Fund”, and collectively as the “Funds”);

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory and administrative services to the Trust with respect to each Fund in the matter and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1.	Services of the Adviser.

1.1                 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a matter consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its order, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any Sub-Adviser retained by the Adviser pursuant to Section 7 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the amount of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(iv).

The Adviser shall carry out its duties with respect to each Fund’s investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund’s then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2                 Administrative Services. The Adviser shall manage the Trust’s business and affairs and shall provide such services required for effective administration of the Trust as are not provided by employees or other agents engaged by the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, and services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1.           Office Space, Equipment and Facilities. Furnish without cost to the Trust, or pay the cost of, such office space, office equipment and office facilities as are adequate for the Trust’s need.

1.2.2.           Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform all of the Trust’s executive, administrative and clerical functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3.           Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust’s shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4.           Trustees and Officers. Authorize and permit the Adviser’s directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5.           Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Trust are maintained and preserved by it or on its behalf in accordance with applicable laws and regulations.

1.2.6.           Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Trust to its shareholders and all reports and filings required to maintain the registration and qualification of the Trust and Trust shares, or to meet other regulatory or tax requirements applicable to the Trust, under federal and state securities and tax laws.

1.3                 Additional Series. In the event that the Trust established one or more series after the effectiveness of this Agreement (“Additional Series”), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Investment Company Act of 1940. The Trust or the Advisor may elect not to make any such series subject to this Agreement.

2.	Expenses of the Trust.

2.1       Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Trust under any separate agreement or arrangement between the parties.

2.2. Expenses to be Paid by the Trust. The Trust shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Trust, and not the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of its cash, securities, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend distributing agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, setting in type, printing and mailing annual or more frequent revisions of the Trust’s Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Trust’s net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Trust’s investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust’s legal counsel and independent accountants.

2.2.8 Trustees’ Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees’ services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Trust under the Act and the registration of the Trust’s shares under the Securities Act of 1933 (the “1933 Act”), including all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Trust’s shares under securities laws of various states or jurisdictions, and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

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2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Trust shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Trust in a manner approved by its Trustees.

2.2.14 Brokerage Commissions. All brokers’ commissions and other charges incident to the purchase, sale or lending of the Trust’s portfolio securities.

2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Trust to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust’s membership in any trade association or other investment organization.

2.2.17 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as my arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3.	Advisory Fee.

3.1                 Fee. As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the applicable Fund’s average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement.

4.	Records.

4.1       Tax Treatment. The Adviser shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

4.2       Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expenses make and retain copies of such records.

5.	Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of the Trust’s Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

6.	Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

7.	Retention of Sub-Adviser.

Subject to the Trust’s obtaining the initial and periodic approvals required under Section 15 of the Act, and consistent with the terms of this Agreement, the Adviser may retain one or more sub-advisers, at the Adviser’s own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 9 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser’s duties hereunder.

8.	Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

9.	Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser’s discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be

3

responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 7 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser’s duties, or by reason of the Adviser’s reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Trust.

10.	Effect of Agreement.

Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

11.	Term of Agreement.

The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years from the date of this Agreement. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provision and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may be reasonably necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

12.	Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment. This Agreement shall terminate automatically and immediately in the event of its assignment.

13.	Termination of the Agreement

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days’ prior written notice to the other party; PROVIDED, that in the case of termination as to any Fund, such action shall have been authorized (i) by resolution of the Trust’s Board of Trustees, including the vote or written consent of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

14.	Use of Name.

The Trust is named the AdvisorOne Funds and each Fund may be identified, in part, by the name “AdvisorOne”

15.	Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust’s Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

16.     This Agreement shall be governed and construed in accordance with the laws of the State of New York.

17.     Interpretation and Definition of Terms.

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Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “assignment” and “affiliated person,” as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

18.	Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provision hereof or otherwise affect their construction or effect.

19.	Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

ADVISORONE FUNDS

By: _________________

Name: Ryan Beach

Title: President

BRINKER CAPITAL INVESTMENTS, LLC

By: ________________

Name: Ryan Beach

Title: Chief Operating Officer

ADVISORONE FUNDS

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

FUNDS OF THE TRUST

as of [ ], 2020

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND

CLS Global Diversified Equity Fund	0.75%

CLS Growth and Income Fund	0.75%

CLS Global Aggressive Equity Fund	0.75%

CLS Flexible Income Fund	0.40%

CLS Shelter Fund	0.75%

Milestone Treasury Obligations Fund	0.10%

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